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                                                                 EX-99.906Cert


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2003 of the Legacy Funds Group (the "Registrant").

I, Walter B. Grimm, certify that:

1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d); and

2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



             July 7, 2003
------------------------------------------
Date


   /s/Walter B. Grimm
------------------------------------------
Signature
President, Legacy Funds Group


A signed original of this written statement required by section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Legacy Funds Group and will be retained by Legacy Funds Group and furnished to the Securities and Exchange Commission or its staff upon request.

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This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2003 of the Legacy Funds Group (the "Registrant").

I, Trent Statczar, certify that:

1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d); and

2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



     July 7, 2003
----------------------------------
Date


     /s/Trent Statczar
----------------------------------
Signature
Treasurer, Legacy Funds Group



A signed original of this written statement required by section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Legacy Funds Group and will be retained by Legacy Funds Group and furnished to the Securities and Exchange Commission or its staff upon request.